UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 3, 2002

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

         Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit 99

Item 7. Exhibits

         (c)  Exhibits

(99) Salomon Smith Barney Presentation dated December 3, 2002

Item 9. Regulation FD Disclosure.

Dial will give a presentation to Salomon Smith Barney on December 3, 2002. A copy of the presentation is being furnished as an exhibit to this Form 8-K.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
December 3, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer